Exhibit 10.5

SIF Project No. 812-815774

Amendment No. 1

[***] Certain information has been excluded pursuant to Regulation S-K, Item 601(b)(10)(iv) from this Document because it is both not material and is the type that the registrant treats as private or confidential.

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 1

This Amendment Agreement made

Between:

HER MAJESTY THE QUEEN IN RIGHT OF CANADA,

as represented by the Minister of Industry

(the “Minister”)

And:

Variation Biotechnologies Inc., a corporation duly incorporated under the laws of Canada, having its head office located at 310 Hunt Club Road Suite 201, Ottawa, Ontario K1V 1C1.

(the “Recipient”).

And:

VBI Vaccines Inc., a corporation duly incorporated under the laws of British Columbia having its head office located at 222 Third Street, Suite 2241 Cambridge, Massachusetts 02142 and an office located at 310 Hunt Club Road Suite 201, Ottawa, Ontario K1V 1C1

(the “Guarantor”)

Each a “Party” to this Amendment Agreement and collectively referred to as the “Parties”.

SIF Project No. 812-815774

Amendment No. 1

RECITALS

WHEREAS

A-	The Minister, the Recipient and the Guarantor entered into a contribution agreement dated September 16, 2020 under the Strategic Innovation Fund for which contribution was issued. The contribution agreement is referred to as the “Contribution Agreement”;

B-	The Minister, the Recipient and the Guarantor have agreed to amend, inter alia, the project completion date, the statement of work, and foreign cost locations under the terms of the Contribution Agreement.

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.	All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.	This Amendment Agreement must be signed by the Parties and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

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SIF Project No. 812-815774

Amendment No. 1

Amendment

3.	Section 2. Interpretation - shall be amended by deleting the definition of “Project Completion Date” in section 2.1. Definitions, and replacing it with the following:

““Project Completion Date” means December 31, 2023.”

4.	Section 6. Special Conditions - shall be amended by deleting section 6.4 Work Outside of Canada and replacing it with the following:

“6.4 Work Outside Canada

In consideration of the Minister providing the Contribution, subject to the costs to be incurred as specified below, the Recipient may incur up to *** percent (***%)  of Eligible Supported Costs outside of Canada to *** . Any costs above this threshold will be considered ineligible and will not be subject to claim.

The Recipient will make best efforts to conduct all clinical trials in Canada unless ***

The Parties acknowledge ***  and the Recipient’s preferred solution is to have the work conducted by Resilience Biopharma, a Canadian manufacturer as outlined in Schedule 1 – Statement of Work. In the event that ***  , the Recipient has developed *** All *** or *** taking place outside of Canada must be clearly identified within Schedule 1 - Statement of Work . Any change to the Statement of Work is subject to Ministerial consent, as per Subsection 6.6, which will not be unreasonably withheld.”

5.	Schedule 1 – The Statement of Work (SOW), of the Contribution Agreement, section 2 (Activities), Forms A(Master Schedule), B(Milestones), C1 (Eligible Cost Breakdown), C2 ( Estimated Cost Breakdown by Fiscal Year) and D (Project Locations) are hereby deleted in their entirety and replaced with the new section 2 Activities, and Forms A, B, C1, C2 and D attached hereto as Annex A.

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SIF Project No. 812-815774

Amendment No. 1

General

6.	Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amendment Agreement.

7.	This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.

8.	Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.

9.	The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.

10.	No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

[Remainder of this page intentionally left blank]

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SIF Project No. 812-815774

Amendment No. 1

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT OF CANADA as represented by the Minister of Industry

Per:	/s/ Dina Kalogeropoulos	Date:	March 15, 2022
Name:	Dina Kalogeropoulos
Title:	Director,
Investment Operations Directorate

Variation Biotechnologies Inc.

Per:	/s/ Adam Buckley	Date:	March 16, 2022
Name:	Adam Buckley
Title:	Senior Vice President, Business Development

I have authority to bind the Corporation.

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SIF Project No. 812-815774

Amendment No. 1

VBI Vaccines Inc.

Per:	/s/ Jeff Baxter	Date:	March 28, 2022
Name:	Jeff Baxter
Title:	Chief Executive Officer

I have authority to bind the Corporation.

Attachment: Annex A

Annex A

Revised Statement of Work

[Omitted]

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